UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): June 13, 2007

CONSTAR INTERNATIONAL INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-16496

DE	13-1889304
(State or Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Crown Way

Philadelphia, PA 19154-4599

(Address of Principal Executive Offices, Including Zip Code)

215.552.3700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 13, 2007, Mr. William Little resigned from the Board of Directors because other commitments have made it difficult for him to meet the time required of a Constar director.

John Neafsey, the Chairman of Constar’s Board of Directors, said, “We appreciate Bill Little’s years of service to Constar. We will miss his guidance, and we wish him the best of luck in the future.”

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CONSTAR INTERNATIONAL INC.

Date: June 19, 2007	By:	/s/ Walter S. Sobon
Walter S. Sobon
Executive Vice President and Chief Financial Officer